Newbuildings	12 Months Ended
Dec. 31, 2022
New buildings [Abstract]
Newbuildings
Note 15 - Newbuildings
The table below sets forth the carrying value of our newbuildings:

	For the Years Ended December 31,
(In $ millions)	2022	2021
Balance as of January 1,	135.5	135.5
Disposals	(7.6)	—
Impairment	(124.4)	—
Total newbuildings	3.5	135.5

In the quarter ended June 30, 2022, the Company entered into a letter of intent ("LOI") for the sale of three newbuilding jack-up rigs for $320.0 million, subject to various conditions, including entering into an agreement to give effect to the LOI. As a result of the potential sale of the three newbuilding rigs, we performed an impairment assessment and concluded that, based on management's best estimate as at June 30, 2022 of the most likely outcome, an impairment charge of $124.4 million was required to reflect the difference between the best estimate of the sales amount less costs to sell and the sum of the current capitalized cost and the expected cost to complete (level 3 fair value). In the quarter ended September 30, 2022, we entered into a sales agreement, giving effect to the previously executed LOI. The sales agreement was conditional upon various closing conditions, and upon closing, the final proceeds from the sale would be used to pay the delivery installments of the three newbuilding jack-up rigs. The Company concluded that these assets met the criteria for assets held for sale at September 30, 2022. During the quarter ended
December 31, 2022, the sale of the three rigs was agreed and the Company recognized a gain on sale of $3.7 million (see Note 6 - Gain on Disposals).
The calculation of the impairment charge recognized during the year ended December 31, 2022 is as follows:

(In $ millions)
Three newbuildings considered in the LOI carrying value	132.0
Estimated cost to complete and respective onerous provision, net	312.4
Total	444.4
Potential sale price	320.0
Impairment charge	(124.4)
Carrying Value	7.6

The remaining contracted installments as of December 31, 2022, payable on delivery, for the Keppel newbuilds acquired in 2017 are approximately $294.8 million (approximately $448.2 million as of December 31, 2021). See Note 23 - Commitments and Contingencies.
No rigs were delivered to the Company in either of the years ended December 31, 2022 or 2021.